UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 30, 2024

IMPERIAL OIL LIMITED
___________________________________________________________________
(Exact name of registrant as specified in its charter)

Canada	0-12014	98-0017682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Quarry Park Boulevard S.E., Calgary, Alberta	T2C 5N1
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	1-800-567-3776

____________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
None		None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07	Submission of Matters to a Vote of Security Holders

At the annual meeting of shareholders on April 30, 2024, each of the seven nominees proposed as directors of Imperial Oil Limited (the “Company”) were elected to hold office until the close of the next annual meeting. The votes for the directors were:

D.W. Cornhill 475,383,574 shares for and 8,875,828 shares against,
B.W. Corson 480,741,717 shares for and 3,517,692 shares against,
S.R. Driscoll 482,409,887 shares for and 1,848,523 shares against,
J.N. Floren 478,911,169 shares for and 5,348,239 shares against,
G.J. Goldberg 482,277,187 shares for and 1,982,223 shares against,
N.A. Hansen 482,509,264 shares for and 1,750,146 shares against, and
M.C. Hubbs 445,297,194 shares for and 38,962,215 shares against.

At the same annual meeting of shareholders, PricewaterhouseCoopers LLP was reappointed as the auditor of the Company and the shareholder proposal set out in the Company’s management proxy circular was defeated. The votes for the auditor reappointment and the shareholder proposal were: the auditor was reappointed by a vote of 481,916,381 shares for and 6,799,189 shares withheld; and the shareholder proposal requesting a report on the impact of climate transition scenarios on asset retirement obligations was defeated by a vote of 463,331,054 against and 20,928,181 for.

Item 7.01	Regulation FD Disclosure

On April 30, 2024, Imperial Oil Limited (the “Company”) by means of a press release announced the voting results for the election of directors displayed in accordance with Canadian requirements. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished as part of this report on Form 8-K:

	99.1	News release of the Company on April 30, 2024 announcing the voting results for the election of directors in accordance with Canadian requirements.

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED

Date: April 30, 2024

By:	/s/ Ian Laing

Name:	Ian Laing
Title:	Vice-president, general counsel and corporate secretary

By:	/s/ Cathryn Walker

Name:	Cathryn Walker
Title:	Assistant corporate secretary